UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2016, KemPharm, Inc., or the Company, announced that the employment of Tracy Woody, the Company’s chief commercial officer, ended effective as of September 15, 2016.

In accordance with the terms of Ms. Woody’s employment agreement dated March 30, 2015 (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 29, 2015), as amended on September 4, 2015 (previously filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 13, 2015), upon the execution of a release of claims, Ms. Woody is eligible to receive the following severance benefits: (a) an amount equal to 12 months of her annual base salary, less applicable deductions, payable in accordance with the Company’s normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day following the 60th day after her termination, (c) 12 months of continued health coverage and (d) full vesting of her outstanding equity awards.

Item 7.01          Regulation FD Disclosure.

On September 15, 2016, the Company issued a press release announcing several corporate and clinical updates as a follow up to the Company’s second quarter 2016 business and financial update.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01          Other Events.

In the press release described above, on September 15, 2016, the Company announced that it has designated KP415, the Company’s extended release, or ER, d-threo-methylphenidate product for the treatment of attention deficit hyperactivity disorder, and KP201/IR, the Company’s single-entity, benzhydrocodone hydrochloride immediate-release, or IR, abuse-deterrent product candidate designed for the treatment of acute pain, as its two lead product candidates. As a result, the Company now anticipates the filing of New Drug Applications, or NDAs, for KP415 and KP201/IR in 2018.

The Company expects to file the Investigational New Drug, or IND, application for KP415 prior to the close of the third quarter of this year. Based on this timeline, the Company’s plan is to initiate and complete proof-of-concept studies before the end of 2016 with human clinical trials potentially during the first half of 2017.

The Company will also continue to advance the development of an abuse-deterrent, ER formulation of KP511, the Company’s prodrug of hydromorphone, or KP511/ER. However, the need to add external ER technology, as well as the investigation of the potential for both overdose protection and limitation of opioid induced constipation, has required the Company to extend the original timeline for this product candidate. The Company now anticipates filing a NDA for KP511/ER in 2019.

The Company also announced on September 15, 2016 that it has notified the United States Food and Drug Administration, or the FDA, that it will elect to continue the regulatory review process for Apadaz with the submission of a Formal Dispute Resolution Request, or FDRR.  The Company anticipates up to twelve months may be required to complete all parts of the FDRR process.

The intent of a FDRR submission is to provide a pathway by which applicants seek to resolve scientific and/or medical policy disputes that cannot be resolved at the Division of Anesthesia, Analgesia and Addiction Products, or the Division, level within the FDA. If an issue is not resolved at the Division level, the applicant may request that the matter be reviewed at the next higher management level. The Company has elected to pursue a FDRR in order to address and hopefully resolve certain disagreements with the Division’s interpretation of the “Guidance for Industry: Abuse-Deterrent Opioids – Evaluation and Labeling” and the data provided within the Apadaz NDA related to the potential abuse-deterrence properties of the product candidate. The issues for the FDRR are solely related to these abuse-deterrence properties of Apadaz and what constitutes abuse-deterrence in the context of a label claim.

Given the anticipated timeline for the FDRR and, if successful, the time needed to submit any required elements to modify the existing Apadaz NDA, the Company has decided to defer its commercial operations and realign its financial resources and operational priorities towards its product development pipeline. With this strategic adjustment, the Company has eliminated the positions of several managers and executives from the Company’s commercial team, including that of Ms. Woody as described in more detail in Section 5.02 of this Current Report on Form 8-K.

The Company also provided an update on its anticipated cash position as of September 15, 2016. Based on the Company’s updated corporate, operational and clinical plans, the Company anticipates that its current cash on hand may fund the Company through 2018.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected features and characteristics of KP201/IR, KP415 and KP511/ER and the timelines surrounding potential clinical trials for KP415, the expected timing of filing of an IND for KP415, potential submissions of NDAs for KP201/IR, KP415 and KP511/ER, the outcome of the FDRR process for Apadaz and the Company’s ability to fund its operations through 2018.  These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the risks and uncertainties associated with: the Company’s financial resources and whether they will be sufficient to meet the Company’s business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company’s intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; and the FDA approval process under the Section 505(b)(2) regulatory pathway, including any timelines for related approval. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission.  The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm, Inc. Provides Corporate and Clinical Update” dated September 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMPHARM, INC.

Date: September 15, 2016	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “KemPharm, Inc. Provides Corporate and Clinical Update" dated September 15, 2016.